American Century Strategic Asset Allocations, Inc. Summary Prospectuses and Prospectus Supplement Strategic Allocation: Conservative ■ Strategc Allocation: Moderate ■ Strategic Allocation: Aggressive
Supplement dated March 21, 2020 ■ Summary Prospectuses and Prospectus dated December 1, 2019

The following changes are effective April 1, 2020.

The following is added to the Portfolio Managers section of the summary prospectuses and the prospectus for Strategic Allocation: Conservative, Strategic Allocation: Moderate and Strategic Allocation: Aggressive.
Brian L. Garbe, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since 2020.

The following is added to The Fund Management Team section on page 15 of the prospectus for the funds.
Brian L. Garbe
Mr. Garbe, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since 2020. He joined American Century Investments in 2010 as a portfolio manager. He has a bachelor’s degree in mathematics-applied science (economics) with a specialization in computer programming, and an MBA, both from the University of California, Los Angeles.

©2020 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-96101 2003